UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 23, 2024
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 23, 2024, Ingevity Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the four proposals identified below. Each of the proposals is described in more detail in the Company's definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission on March 11, 2024.

There were 36,247,546 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 34,260,140 shares (94.51%) were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.

The final voting results for each proposal voted upon at the Annual Meeting are described below.

1.Election of the nine (9) director nominees listed below, each for a one-year term or until his or her successor is duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jean S. Blackwell	31,907,920	545,050	28,499	1,778,671
Luis Fernandez-Moreno	31,509,045	953,278	19,146	1,778,671
John C. Fortson	31,969,854	492,148	19,467	1,778,671
Diane H. Gulyas	31,908,052	555,388	18,029	1,778,671
Bruce D. Hoechner	31,770,265	691,982	19,222	1,778,671
Frederick J. Lynch	32,003,156	459,229	19,084	1,778,671
Karen G. Narwold	32,102,477	357,911	21,081	1,778,671
Daniel F. Sansone	31,970,362	491,886	19,221	1,778,671
Benjamin G. (Shon) Wright	32,097,099	364,877	19,493	1,778,671
2.Approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,520,246	903,967	57,256	1,778,671
3.     Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2024.

FOR	AGAINST	ABSTAIN
34,090,470	146,126	23,544
4.    Approval of amendment to the Company’s Certificate of Incorporation to provide for the exculpation of certain officers from liability in limited circumstances.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,076,979	3,335,348	69,142	1,778,671

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ STACY L. COZAD
Stacy L. Cozad
Executive Vice President, General Counsel and Secretary
Date: April 23, 2024